ITW Conference Call

Second Quarter

2009

Exhibit 99.2

ITW
Agenda

1.  Introduction…………………...….. John Brooklier/David Speer

2.  Financial Overview…………..….. Ron Kropp

3.  Reporting Segments………....…. John Brooklier

4.  2009 Third Quarter Forecast…… Ron Kropp

5.  Q & A………………......……...…... John Brooklier/Ron Kropp/David Speer

ITW
Forward - Looking Statements

                      This conference call contains forward-looking statements
within the meaning of the Private Securities Litigation Reform
Act of 1995 including, without limitation, statements regarding operating performance, revenue growth, diluted income per
share from continuing operations, restructuring expenses and related benefits, tax rates, end market conditions, and the
Company’s related forecasts.  These statements are subject to certain risks, uncertainties, and other factors which could
cause actual results to differ materially from those
anticipated.  Important risks that could cause actual results to differ materially from the Company’s expectations are detailed in ITW’s Form 10-K for 2008.

Conference Call Playback

Replay number: 203-369-3416

No pass code necessary

Telephone replay available through midnight of
August 5, 2009

Webcast / PowerPoint replay available at
itw.com website

ITW
Quarterly Highlights

2008

2009

Q2

Q2

Amount

%

Operating Revenues

4,555.9

3,392.9

(1,163.0)

-25.5%

Operating Income

757.2

334.8

(422.4)

-55.8%

% of Revenues

16.6%

9.9%

-6.7%

Income from Continuing Operations

Income Amount

528.7

178.9

(349.8)

-66.2%

Income Per Share-Diluted

1.01

0.36

(0.65)

-64.4%

Net Income

Income Amount

528.1

176.6

(351.5)

-66.6%

Income Per Share-Diluted

1.01

0.35

(0.66)

-65.3%

Free Operating Cash Flow

354.1

566.7

212.6

60.0%

F(U) Last Year

ITW
Quarterly Operating Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Manufacturing Business

Operating Leverage

-22.2%

-55.3%

-7.1%

Changes in VM & OH costs

-

14.6%

3.1%

Total

-22.2%

-40.7%

-4.0%

Acquisitions/Divestitures

5.3%

-0.2%

-0.8%

Translation

-8.8%

-8.9%

-0.7%

Impairment

-

-

-

Restructuring

-

-5.9%

-1.3%

Other

0.2%

-0.1%

0.1%

Total

-25.5%

-55.8%

-6.7%

% F(U) Prior Year

ITW
Non Operating & Taxes

2008

2009

Q2

Q2

Amount

%

Operating Income

757.2

334.8

(422.4)

-55.8%

Interest Expense

(36.6)

(43.9)

(7.3)

Other Income (Expense)

24.3

(19.8)

(44.1)

Income from Continuing Operations-Pretax

744.9

271.1

(473.8)

-63.6%

Income Taxes

216.2

92.2

124.0

% to Pretax Income

29.0%

34.0%

-5.0%

Income from Continuing Operations

528.7

178.9

(349.8)

-66.2%

Loss from Discontinued Operations

(0.6)

(2.3)

(1.7)

Net Income

528.1

176.6

(351.5)

-66.6%

F(U) Last Year

ITW
Invested Capital

6/30/08

3/31/09

6/30/09

Trade Receivables

3,302.3

2,209.7

2,393.2

Days Sales Outstanding

65.2

63.2

63.5

Inventories

1,845.6

1,566.6

1,438.6

Months on Hand

1.9

2.2

1.9

Prepaids and Other Current Assets

408.4

372.2

453.4

Accounts Payable & Accrued Expenses

(2,364.4)

(1,712.0)

(1,901.1)

Operating Working Capital

3,191.9

2,436.5

2,384.1

% to Revenue(Prior 4 Qtrs.)

19%

15%

16%

Net Plant & Equipment

2,285.0

2,068.7

2,138.0

Investments

506.4

458.5

450.9

Goodwill and Intangibles

6,279.9

6,118.1

6,373.8

Net Assets Held for Sale

139.6

25.2

6.8

Other, net

(607.7)

(978.9)

(1,007.6)

Invested Capital

11,795.1

10,128.1

10,346.0

ROIC - 1Q09 excludes impairment & tax charges

18.8%

2.6%

8.6%

ITW
Debt & Equity

6/30/08

3/31/09

6/30/09

Total Capital

Short Term Debt

1,465.9

1,131.2

180.5

Long Term Debt

1,462.4

2,744.4

2,855.8

Total Debt

2,928.3

3,875.6

3,036.3

Stockholders' Equity

9,506.9

7,373.7

7,926.1

Total Capital

12,435.2

11,249.3

10,962.4

Less:

Cash

(640.2)

(1,121.1)

(616.4)

Net Debt & Equity

11,795.0

10,128.2

10,346.0

Debt to Total Capital

24%

34%

28%

Shares outstanding at end of period

519.4

499.3

499.7

ITW
Cash Flow

2008

2009

Q2

Q2

Net Income

528.1

176.6

Adjust for Non-Cash Items

123.3

204.5

Changes in Operating Assets & Liabilities

(201.3)

243.0

Net Cash From Operating Activities

450.1

624.1

Additions to Plant & Equipment

(96.0)

(57.4)

Free Operating Cash Flow

354.1

566.7

Stock Repurchases

(200.0)

             -

Acquisitions

(442.2)

(49.1)

Proceeds from Divestitures

4.7

17.2

Dividends

(146.4)

(154.8)

Proceeds (Repayments) from Debt

110.4

(965.7)

Proceeds from Investments

10.0

2.6

Other

22.1

78.4

Net Cash Decrease

(287.3)

(504.7)

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Annual Revenues Acquired

230

308

847

154

75

54

Purchase Price

Cash Paid

223

439

745

190

65

35

Number of Acquisitions

16

10

14

10

6

5

2008

2009

Industrial Packaging
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q2

718.0

94.5

13.2%

2009 Q2

460.3

16.3

3.5%

$ F(U)

(257.7)

(78.2)

-9.7%

% F(U)

-35.9%

-82.8%

% F(U) Prior Year

Base Business

Operating Leverage

-26.1%

-84.7%

-10.5%

Changes in VM & OH costs

-

19.2%

3.4%

Total

-26.1%

-65.5%

-7.1%

Acquisitions

0.8%

-0.8%

-0.2%

Translation

-10.6%

-11.4%

-1.5%

Impairment

-

-

-

Restructuring

-

-5.1%

-0.9%

Other

-

-

-

Total

-35.9%

-82.8%

-9.7%

Industrial Packaging
Key Points

Total segment base revenues: -26.1% for Q2 ’09 vs. -24.5% for Q1 ’09

Q2 North America base revenues declined 31.9% as U.S. industrial production declined further to -15.2% in June 2009 vs. -14.6% in
March 2009

Base revenue declined largely due to notable fall-off in demand for products in troubled end markets like primary metals, lumber, brick & block, general manufacturing

Q2 International base revenues declined 27.3% as Euro-Zone
industrial production decreased 16.8% in May 2009 vs. -18.5% in
March 2009

Power Systems and Electronics
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q2

648.8

142.1

21.9%

2009 Q2

398.5

61.2

15.3%

$ F(U)

(250.3)

(80.9)

-6.6%

% F(U)

-38.6%

-57.0%

% F(U) Prior Year

Base Business

Operating Leverage

-36.5%

-62.9%

-9.1%

Changes in VM & OH costs

-

13.2%

4.5%

Total

-36.5%

-49.7%

-4.6%

Acquisitions

2.0%

-0.6%

-0.7%

Translation

-4.1%

-3.1%

-0.1%

Impairment

-

-

-

Restructuring

-

-3.6%

-1.2%

Other

-

-

-

Total

-38.6%

-57.0%

-6.6%

Power Systems and Electronics
Key Points

Total segment base revenues: -36.5% in Q2 ’09 vs. -31.9% in Q1 ’09

In Q2, Welding’s worldwide base revenues: -37%

Q2 North America base revenues:-41.3%

Q2 International base revenues:-26.4%

PC board base revenues declined 59.2% in Q2 due to fall-off in consumer demand for electronic products (cell phones, PDA’s)

Ground Support Equipment: +4% in Q2 driven by
commercial/military airport infrastructure demand

Transportation
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q2

630.4

99.7

15.8%

2009 Q2

502.3

24.3

4.8%

$ F(U)

(128.1)

(75.4)

-11.0%

% F(U)

-20.3%

-75.6%

% F(U) Prior Year

Base Business

Operating Leverage

-23.7%

-55.9%

-6.7%

Changes in VM & OH costs

-

0.2%

-

Total

-23.7%

-55.7%

-6.7%

Acquisitions

12.7%

-1.8%

-1.4%

Translation

-9.4%

-11.7%

-1.6%

Impairment

-

-

-

Restructuring

-

-6.4%

-1.3%

Other

0.1%

-

-

Total

-20.3%

-75.6%

-11.0%

Transportation
Key Points

Total segment base revenues improved quarter to quarter: -23.7% in
Q2 ’09 vs. -35.5% in Q1 ’09

Auto OEM/Tiers:

International Auto Q2 base revenues: -22.5% in Q2 ’09 vs. -44.1% in Q1
’09

European Q2 builds: Improve to 4.1 million units in Q2 ‘09 vs.
3.0 million units in Q1 ’09 in part due to “cash for clunkers”
auto incentive program

North American Auto Q2 base revenues: -39.5% vs. -46.4% in Q1
‘09

Q2 combined build: -49%

Q2 Detroit 3 builds -46%: GM: -54%; Ford: -34%; and
Chrysler: -85%

Q2 New Domestics: -39%

Auto aftermarket Q2 worldwide base revenues: -12.7%

Food Equipment
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q2

538.5

73.7

13.7%

2009 Q2

451.4

58.4

12.9%

$ F(U)

(87.1)

(15.3)

-0.8%

% F(U)

-16.2%

-20.7%

% F(U) Prior Year

Base Business

Operating Leverage

-8.5%

-25.5%

-2.6%

Changes in VM & OH costs

-

18.5%

2.8%

Total

-8.5%

-7.0%

0.2%

Acquisitions

1.6%

-

-0.2%

Translation

-9.3%

-10.5%

-0.3%

Impairment

-

-

-

Restructuring

-

-3.2%

-0.5%

Other

-

-

-

Total

-16.2%

-20.7%

-0.8%

Food Equipment
Key Points

Total segment base revenues: -8.5% in Q2 ’09 vs. -9.2% in Q1 ’09

North America Q2 base revenues: -8.4% as demand for
equipment declined but better than the -13.7% decrease in Q1 ‘09

Q2 Institutional/restaurant base revenues: -13.2%  vs. -18.1%
in Q1 ’09

International Q2 base revenues: -10.2% in Q2 ’09 vs. -5.5% in Q1
‘09

Construction Products
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q2

566.2

80.0

14.1%

2009 Q2

370.7

21.7

5.9%

$ F(U)

(195.5)

(58.3)

-8.2%

% F(U)

-34.5%

-72.8%

% F(U) Prior Year

Base Business

Operating Leverage

-22.1%

-65.1%

-7.8%

Changes in VM & OH costs

-

11.4%

2.1%

Total

-22.1%

-53.7%

-5.7%

Acquisitions

0.7%

-0.6%

-0.2%

Translation

-13.1%

-16.9%

-2.1%

Impairment

-

-

-

Restructuring

-

-1.7%

-0.3%

Other

-

0.1%

0.1%

Total

-34.5%

-72.8%

-8.2%

Construction Products
Key Points

Total segment base revenues: -22.1% in Q2 ’09 vs. -21.2% in Q1 ’09

North America Q2 base revenues: -34% vs. -31% in Q1 ‘09

Q2 Residential: -43% base revenues; same as Q1 ‘09

Q2 Commercial Construction base revenues: -32.7% vs. -32.0%
in Q1 ‘09

Q2 Renovation: -19.6% vs. -18.0% in Q1 ‘09

International Q2 base revenues: -20.2% vs. -19.7% in Q1 ‘09

Q2 Europe: base revenues -30.2%

Q2 Asia-Pacific: base revenues -2.5%

Polymers and Fluids
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q2

299.2

53.7

17.9%

2009 Q2

278.7

28.9

10.4%

$ F(U)

(20.5)

(24.8)

-7.5%

% F(U)

-6.9%

-46.1%

% F(U) Prior Year

Base Business

Operating Leverage

-15.1%

-37.0%

-4.6%

Changes in VM & OH costs

-

14.1%

3.0%

Total

-15.1%

-22.9%

-1.6%

Acquisitions

19.2%

-2.7%

-3.1%

Translation

-11.0%

-11.4%

-0.9%

Impairment

-

-

-

Restructuring

-

-9.1%

-1.9%

Other

-

-

-

Total

-6.9%

-46.1%

-7.5%

Polymers and Fluids
Key Points

Total segment base revenues: -15.1% in Q2 ’09 vs. -16.9% in Q1
’09 as industrial production rates and MRO demand continued to be under pressure in the second quarter

Worldwide Fluids: -15.9% in Q2 ’09 vs. -19.9% in Q1 ‘09

Intl: -11.2% in Q2 vs. -16.4% in Q1

NA: -22.9% in Q2 vs. -25.1% in Q1

Worldwide Polymers: -17.4% in Q2 ’09 vs. -18.0% in Q1 ‘09

Intl: -7.9% in Q2 vs. -15.4% in Q1

NA: -28.6% in Q2 vs. -21.5% in Q1

Decorative Surfaces
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q2

336.0

46.8

13.9%

2009 Q2

257.3

34.0

13.2%

$ F(U)

(78.7)

(12.8)

-0.7%

% F(U)

-23.4%

-27.2%

% F(U) Prior Year

Base Business

Operating Leverage

-16.0%

-45.8%

-4.9%

Changes in VM & OH costs

-

32.2%

5.3%

Total

-16.0%

-13.6%

0.4%

Acquisitions

-

-

-

Translation

-7.4%

-3.9%

0.5%

Impairment

-

-

-

Restructuring

-

-9.7%

-1.6%

Other

-

-

-

Total

-23.4%

-27.2%

-0.7%

Decorative Surfaces
Key Points

Total segment base revenues: -16.0% in Q2 ’09 vs. -17.1% in Q1
‘09

North America laminate Q2 base revenues: -20.0% in Q2 ’09 vs.
-18.6% in Q1 ‘09

Q2 laminate sales helped by larger commercial construction
exposure and success of premium priced high definition
laminate product line

International Q2 base revenues: -11.6% vs. -13.2% in Q1 ’09

French and Asian base business revenues were weak; U.K.
base business revenues outperformed

All Other
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q2

833.8

166.7

20.0%

2009 Q2

681.8

90.0

13.2%

$ F(U)

(152.0)

(76.7)

-6.8%

% F(U)

-18.2%

-46.0%

% F(U) Prior Year

Base Business

Operating Leverage

-20.0%

-46.4%

-6.6%

Changes in VM & OH costs

-

14.2%

3.6%

Total

-20.0%

-32.2%

-3.0%

Acquisitions/Divestitures

8.6%

2.5%

-0.9%

Translation

-6.8%

-7.0%

-0.6%

Impairment

-

-

-

Restructuring

-

-9.3%

-2.3%

Other

-

-

-

Total

-18.2%

-46.0%

-6.8%

All Other
Key Points

Total segment base revenues: -20.0% in Q2 ’09 vs. -18.9% in Q1
’09

Q2 worldwide test and measurement base revenues: -15.3%
vs. -13.2% in Q1 ’09; weakening “cap ex” spending in North
America, Europe and Asia slowing sales

Q2 worldwide consumer packaging base revenues: -12.9% in
Q2 vs. -15.2% in Q1 ’09; Hi-Cone and Zip-Pak units had best
revenue performance in the quarter

Q2 worldwide finishing base revenues: -38.7% vs. -24.1% in Q1
’09 as industrial demand/ Cap Ex spending declined

Q2 worldwide industrial/appliance base revenues: -26.9% vs.
-27.8% in Q1 ‘09

ITW
3rd Quarter 2009 Forecast

Mid

Low

High

Point

3rd Quarter 2009 (versus 3rd Quarter 2008)

Total Revenues

-26%

-20%

-23%

Diluted Income per Share - Continuing

$0.39

$0.51

$0.45

% F(U) 3rd Quarter 2008

-56%

-43%

-49%

3rd Quarter 2009 (versus 2nd Quarter 2009)

Total Revenues

-2%

4%

1%

Diluted Income per Share - Continuing

$0.39

$0.51

$0.45

% F(U) 2nd Quarter 2009

8%

42%

25%

ITW 3rd Quarter 2009 Forecast
Key Assumptions

Exchange rates hold at current levels

Restructuring costs of $30 to $50 million
(versus $65 million in 2nd quarter 2009)

Net nonoperating expense, including interest
expense and other nonoperating income, of
$40 to $45 million (versus $64 million in 2nd
quarter 2009)

Tax rate range of 27.75% to 28.25% for the 3rd
quarter (versus effective tax rate of 34% in 2 nd
quarter 2009)

ITW Conference Call

 Q & A

Second Quarter

2009